UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2023

Commission File Number 1-9052
DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01    Other Events

On August 9, 2023, the Public Utilities Commission of Ohio (“PUCO”) issued an order (the “ESP Order”) approving the Stipulation and Recommendation that The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), a subsidiary of DPL Inc. (“DPL”) and The AES Corporation (“AES”), entered on April 10, 2023 with various intervening parties and the PUCO staff to establish AES Ohio’s fourth electric security plan (the “ESP”).

The approved three-year ESP provides for, among other items, the following:
•A Distribution Investment Rider for the term of the ESP allowing, subject to revenue caps, the timely recovery of distribution investments by AES Ohio at the rate of return in its effective distribution rate case during the ESP term, which currently is 9.999%.
•The recovery of sixty-six million dollars related to past expenditures by AES Ohio plus future carrying costs and the recovery of incremental vegetation management expenses up to certain annual limits during the term of the ESP.
•Funding of programs for assistance to low-income customers and for economic development.

In addition, pursuant to the order issued by the PUCO on December 14, 2022 regarding AES Ohio’s application filed on November 30, 2020 to update its base rates for electric distribution service (the “Rate Case Order”), the annual base distribution revenue increase approved in the Rate Case Order will go into effect with the ESP. The Rate Case Order further provides for a return on equity of 9.999% and a cost of long-term debt of 4.4% on a rate base of $783,477,925 and a capital structure of 53.87% equity and 46.13% long-term debt.

AES Ohio’s ESP docket, which includes a copy of the ESP Order, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 22-0900-EL-SSO. AES Ohio’s distribution rate case docket, which includes a copy of the Rate Case Order, is available at the same website by searching Case No. 20-1651-EL-AIR. The information on the website of the PUCO is not incorporated herein.

A copy of the press release announcing approval of the ESP is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	AES Ohio Press Release, dated August 9, 2023

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, without limitation, statements with respect to return on and recovery of costs and expenses, the timing and implementation of rates and revenue increases, strategic objectives, management’s expectations, or other anticipated matters in connection with the ESP Order or the Rate Case Order and the effects of such orders, including those on AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES Ohio’s current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our expectations regarding timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: "Management’s Discussion & Analysis" in DPL’s and AES Ohio’s 2022 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires a copy of DPL’s or AES Ohio’s 2022 Annual Report on Form 10-K, or subsequent filings with the SEC, may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. A copy of the Annual Report on Form 10-K may also be obtained by visiting AES Ohio’s website at www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 9, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: August 9, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary